UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2021

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	TWTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

In connection with its previously announced 2021 Analyst Day, being held today, February 25, 2021, Twitter, Inc. (“Twitter” or the “Company”) announced three long-term goals:

•	Double development velocity by the end of 2023, which means doubling the number of features shipped per employee that directly drive either mDAU or revenue.

•

Reach at least 315 million mDAU in Q4 2023, which represents a ~20% compound annual growth rate from the base of 152 million mDAU reported in Q4 2019, which was the most recently reported mDAU when Twitter first announced this ambition in March of 2020.

•	At least double total annual revenue from $3.7 billion in 2020 to $7.5 billion or more in 2023.

The Company also reiterated its long-term margin target of mid-teens GAAP operating margin, or 40-45% adjusted EBITDA margin.

This information is intended to be furnished under Item 7.01 of Form 8-K, “Regulation FD Disclosure” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

A Note About Metrics

Twitter defines monetizable daily active usage or users (mDAU) as people, organizations, or other accounts who logged in or were otherwise authenticated and accessed Twitter on any given day through twitter.com or Twitter applications that are able to show ads. Average mDAU for a period represents the number of mDAU on each day of such period divided by the number of days for such period. Changes in mDAU are a measure of changes in the size of Twitter’s daily logged in or otherwise authenticated active total accounts. To calculate the year-over-year change in mDAU, Twitter subtracts the average mDAU for the three months ended in the previous year from the average mDAU for the same three months ended in the current year and divide the result by the average mDAU for the three months ended in the previous year. Additionally, Twitter’s calculation of mDAU is not based on any standardized industry methodology and is not necessarily calculated in the same manner or comparable to similarly titled measures presented by other companies. Similarly, Twitter’s measures of mDAU growth and engagement may differ from estimates published by third parties or from similarly titled metrics of Twitter’s competitors due to differences in methodology.

The numbers of mDAU that Twitter presents are based on internal company data. While these numbers are based on what Twitter believes to be reasonable estimates for the applicable period of measurement, there are inherent challenges in measuring usage and engagement across Twitter’s large number of total accounts around the world. Furthermore, Twitter’s metrics may be impacted by its information quality efforts, which are its overall efforts to reduce malicious activity on the service, inclusive of spam, malicious automation, and fake accounts. For example, there are a number of false or spam accounts in existence on the Twitter platform. Twitter has performed an internal review of a sample of accounts and estimates that the average of false or spam accounts during the fourth quarter of 2020 represented fewer than 5% of mDAU during the quarter. The false or spam accounts for a period represents the average of false or spam accounts in the samples during each monthly analysis period during the quarter. In making this determination, Twitter applied significant judgment, so its estimation of false or spam accounts may not accurately represent the actual number of such accounts, and the actual number of false or spam accounts could be higher than Twitter has estimated. Twitter is continually seeking to improve its ability to estimate the total number of spam accounts and eliminate them from the calculation of mDAU, and has made improvements in its spam detection capabilities that have resulted in the suspension of a large number of spam, malicious automation, and fake accounts. Twitter intends to continue to make such improvements. After Twitter determines an account is spam, malicious automation, or fake, Twitter stops counting it in its mDAU, or other related metrics. Twitter also treats multiple accounts held by a single person or organization as multiple mDAU because it permits people and organizations to have more than one account. Additionally, some accounts used by organizations are used by many people within the organization. As such, the calculations of mDAU may not accurately reflect the actual number of people or organizations using the Twitter platform.

In addition, geographic location data collected for purposes of reporting the geographic location of mDAU is based on the IP address or phone number associated with the account when an account is initially registered on Twitter. The IP address or phone number may not always accurately reflect a person’s actual location at the time they engaged with the Twitter platform. For example, someone accessing Twitter from the location of the proxy server that the person connects to rather than from the person’s actual location.

Twitter regularly reviews and may adjust its processes for calculating its internal metrics to improve their accuracy.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or Twitter’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “going to,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern Twitter’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this 8-K include statements regarding Twitter’s future financial and operating performance, including its outlook, guidance and long-term mDAU and revenue goals and long-term operating margin and Adjusted EBITDA margin targets, as well as goals regarding development velocity. The 2023 mDAU, revenue and development velocity goals, and the long-term margin targets, presented here are based on Twitter’s current roadmap and are contingent upon many factors, including its own execution and various market conditions. These goals and any other forward-looking statements illustrate Twitter’s current thinking and are subject to various risks and uncertainties. Over time, Twitter may also modify its goals or pursue alternative objectives and strategies. These statements reflect management’s current expectations, estimates and assumptions based on the information currently available and actual results and events could differ materially due to a number of risks. These risks include the possibility that: the COVID-19 pandemic and related impacts will continue to adversely impact Twitter’s business, financial condition, and operating results and the achievement of Twitter’s strategic objectives as well as the markets in which it operates and worldwide and regional economies; Twitter’s total accounts and engagement do not grow or decline; Twitter’s strategies, priorities, or plans take longer to execute than anticipated; Twitter’s new products and product features do not meet expectations or fail to drive mDAU growth; advertisers continue to reduce or discontinue their spending on Twitter; data partners reduce or discontinue their purchases of data licenses from Twitter; and Twitter experiences expenses that exceed its expectations. The forward-looking statements contained in this 8-K are also subject to other risks and uncertainties, including those more fully described in Twitter’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The forward-looking statements in this 8-K are based on information available to Twitter as of the date hereof, and Twitter disclaims any obligation to update any forward-looking statements, except as required by law.

Non-GAAP Financial Measures

To supplement Twitter’s financial information presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, Twitter considers certain financial measures that are not prepared in accordance with GAAP, including Adjusted EBITDA margin. Adjusted EBITDA margin is Adjusted EBITDA (net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization expense, interest and other expense, net, provision (benefit) for income taxes, restructuring charges, and one-time nonrecurring gain, if any) divided by revenue.

Twitter is presenting this non-GAAP financial measure to assist investors in seeing Twitter’s operating results through the eyes of management, and because it believes that this measure provides an additional tool for investors to use in comparing Twitter’s core business operating results over multiple periods with other companies in its industry. Twitter believes that Adjusted EBITDA margin provides useful information about its operating results, enhances the overall understanding of Twitter’s past performance and future prospects, and allows for greater transparency with respect to key metrics used by Twitter’s management in its financial and operational decision-making.

This non-GAAP financial measure should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. This non-GAAP financial measure is not based on any standardized methodology prescribed by GAAP and is not necessarily comparable to similarly titled measures presented by other companies. Twitter has not reconciled its long-term adjusted EBITDA margin target to a GAAP measure because it does not provide a long-term target on GAAP net income (loss) or the reconciling items between adjusted EBITDA and GAAP net income (loss), as a result of the uncertainty regarding, and the potential variability of, certain of these items. Accordingly, a reconciliation of the non-GAAP financial measure target to the corresponding GAAP measure is not available without unreasonable effort.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

Date: February 25, 2021	/s/ Ned Segal
Ned Segal
Chief Financial Officer